The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

Via Edgar

March 1, 2019

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian/Value Line Separate Account
File Number: 811-03117
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian/Value Line Separate Account, a unit investment trust registered under the Act, sent to contract owners the Annual Reports of the participating funds of the following underlying management investment companies:

Underlying Management Investment Company

Victory Variable Insurance Funds

Value Line Strategic Asset Management Trust

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual Report with the Commission via. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel